SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934



              Date of Report (Date of earliest event reported):

                  September 26, 2003 (September 26, 2003)



                        NORFOLK SOUTHERN CORPORATION
         (exact name of registrant as specified in it is charter)



          Virginia			1-8339		    52-1188014
(State or other jurisdiction	    (Commission	          (IRS Employer
      of incorporation)		    File Number)       Identification No.)


         Three Commercial Place, Norfolk, Virginia  23510-9241
            (Address of principal executive offices)



     Registrant's telephone number, including area code (757) 629-2680


                                No Change
       (Former name or former address, if changed since last report.)


Item 5.	Other Events and Regulation FD Disclosure
Item 9.


	On September 26, 2003, the Registrant issued a Press Release, attached hereto as Exhibit 99, announcing a voluntary separation program for its nonagreement work force.



                               SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


				NORFOLK SOUTHERN CORPORATION
					  (Registrant)


				/s/ Dezora M. Martin

				Name:  Dezora M. Martin
				Title: Corporate Secretary


Date:  September 26, 2003


                            EXHIBIT INDEX

Exhibit
Number
System				Description

99			Press Release, issued by the Registrant on September 26, 2003,
			announcing a voluntary separation program for its nonagreement
			work force.